Exhibit 10.2

EQUIPMENT SCHEDULE No. 09

Lessee SIGMATRON INTERNATIONAL, INC.				Equipment Location SIGMATRON INTERNATIONAL, INC.
Street Address 2201 Landmeier Road				Street Address 30000 Eigenbrodt Way
City Elk Grove Village	State IL	County Cook	Zip Code 60007	City Union City	State CA	County Alameda	Zip Code 94587
Contact Michelle Laguna	Telephone (847) 640-4397			Contact Michelle Laguna		Telephone (847) 640-4397

Quantity	Description
2	Tenney Environmental TC Series Test Chamber (Item No. TC20C2.0-W-SP-C)
1	DC Bench 120-watts Power Supply Unit (Item No. 91F3059)
1	DC Bench 200-watts Power Supply Unit (Item No. 95H9602)
2	ADJ Bench 20-volts Power Supply (Item No. 12AC5999)
1	ELP I Thermal Transfer Printer (Item No. ELP-1-600C)
1	AIMEX II Flexible Placement Platform Machine (Item No. 069842) including Single and Double Conveyor, Tray
Unit-M, Tray Unit-LTW, Single Vibratory Stick Feeder, Belt Type Stick Feeder, HexaFeeder, Nozzle Station,
V12 Heads, Camera Unit, and Supply Connectors
Serial Number: SE0101408
4	Hakko N51 Series Nozzle (Item No. N51-05)
1	Hakko FX-100 Soldering Irion (Item No. FX100-04)
1	Hakko FR-810B SMD Hot-Air Rework Station (Item No. FR810B-05)
1	Sales Tax
1	Freight

This Equipment Schedule No. 09 dated Januar 25, 2019 (“Equipment Schedule”) incorporates the terms and conditions of that certain Master Lease No. 2017389 dated August 15, 2017 (“Master Lease”) by and between FIRST AMERICAN COMMERCIAL BANCORP, INC. (“Lessor”) and SIGMARON INTERNATIONAL, INC. (“Lessee”) (the Equipment Schedule and Master Lease as incorporated therein, the “Lease”).  Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the above-described items of Equipment for the Lease Term and on terms and conditions set forth herein.  In the event of any conflict between the terms of the Master Lease and the terms of this Equipment Schedule, the terms of this Equipment Schedule shall prevail.

If applicable, for purposes of this Equipment Schedule and all ancillary documents, the terms defined in the Master Lease as “Delivery  Order and Acceptance Certificate” and “Authorization Date” are hereby revised to be “Delivery and Acceptance Certificate” and “Acceptance Date,” respectively.

Base Lease Term 48 Months	Lessee shall pay Lessor a nonrefundable advance rental payment in the amount of $7,568.81 which is applied to the last payment due under the Lease. Billing is monthly.	Monthly Rental Payment $7,568.81, plus applicable taxes

Accepted by Lessee SIGMATRON INTERNATIONAL, INC.		Accepted by Lessor FIRST AMERICAN COMMERCIAL BANCORP, INC.
By /s/ Linda K. Frauendorfer		By /s/ Mike Bennett
Name Linda Frauendorfer		Name Mike Bennett
Title Chief Financial Officer	Date January 24, 2019	Title Vice President	Date January 25, 2019